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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 2003

                          VOLUME SERVICES AMERICA, INC.
                          -----------------------------
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

           DELAWARE                      333-79419               57-0969174
-------------------------------         ------------         -------------------
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
        INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)

201 EAST BROAD STREET, SPARTANBURG, SOUTH CAROLINA                    29306
--------------------------------------------------                 ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (864) 598-8600
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ITEM 5. OTHER EVENTS.

      On August 28, 2003, Volume Services America Holdings, Inc. ("VSAH"), the parent company of Volume Services America, Inc., entered into a Separation Agreement with John T. Dee, pursuant to which, effective as of August 28, 2003, Mr. Dee resigned from his employment with VSAH, from his position as chairman of the Board of Directors of VSAH, and from his positions as an employee, officer and/or director of all of VSAH's subsidiaries and affiliates.

      The Separation Agreement and the press release are attached as exhibits to this Form 8-K and are incorporated by reference herein. The foregoing description of such documents is not complete and is qualified in its entirety by reference to such exhibits.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

            The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       DESCRIPTION

10.1 Separation Agreement between Volume Services America Holdings, Inc. and John T. Dee, dated as of August 28, 2003.

99.1              Press Release, dated August 28, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOLUME SERVICES AMERICA, INC.

                                     By:   /s/ Lawrence E. Honig
                                           -------------------------------------
                                           Name:  Lawrence E. Honig
                                           Title: Chief Executive Officer


Date:  September 2, 2003
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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

10.1 Separation Agreement between Volume Services America Holdings, Inc. and John T. Dee, dated as of August 28, 2003.

99.2            Press Release, dated August 28, 2003.